UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

March 16, 2018

OneLife Technologies Corp.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-198068	N/A
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5005 Newport Dr.

Rolling Meadows, IL 60008

(Address of principal executive offices)

708-469-7378

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 Amendments to the Articles of Incorporation or Bylaws: Change in Fiscal Year

The Board of Directors of OneLife Technologies Corp. (the “Company”) voted to change the Company’s fiscal year end to December 31st in order to align it with the fiscal year end of its subsidiary OneMedia Partners, Inc. The Board of Directors of the Company approved this change on March 16, 2018.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Resolutions of the Board of Directors of the Company for the change in the fiscal year end, dated March 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OneLife Technologies Corp.

Dated: March 16, 2018/s/ Robert Wagner

By: Robert Wagner

Its: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Resolutions of the Board of Directors of the Company for the change in the fiscal year end, dated March 16, 2018.